U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) June 1, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates,""intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 1, 2011, Amy Pennock of Pennock Consulting Group, Inc. was engaged to provide fraud and internal auditing services for the Company.

Mrs. Pennock holds a Masters In Business Administration, a Masters in Accounting Forensics and is a Certified Fraud Examiner and a Certified Internal Controls Auditor. Amy is a Certified Fraud Examiner (CFE) who has been practicing managerial accounting for 15 years. She has served as Assistant Controller in public healthcare, Administrative Services and Internal Auditor in government healthcare and Controller in civil construction. Her specialties include administrative management, investigations of employee and vendor fraud, as well as transaction reconstruction, financial investigations, internal controls/risk assessments, fraud prevention education and identity theft risk management for both businesses and individuals.

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
On June 1, 2011, Peter Gordon was appointed Vice President & Executive Producer of Armada Sports & Entertainment, Inc. a wholly owned subsidiary of the Company.

Mr. Gordon is a C level media executive with extensive experience in golf television business development. Most notably, he joined the Golf Channel prior to its launch and, as the channel's first Director of Programming, created and developed the programs, strategies, and schedules that enabled the channel to grow from a startup to a value of over one billion dollars. He also launched golf channels and programs on five continents, increasing the worldwide audience to over 120 million subscribers.

Mr. Gordon has extensive experience building brands, driving revenue and profit growth for domestic and international television networks and content producers. He is a strategic leader who utilizes creativity and management skills to initiate and implement programs, achieving revenue and customer growth objectives. Mr. Gordon has a proven track record with expertise that includes program planning and scheduling, content development and acquisitions, closing license agreements, international business development, content sales and distribution, sports programming and production, and digital production.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOMARK INTERNATIONAL, INC.


Date: June 2, 2011                     By: /s/ R. Thomas Kidd
                                           ----------------------------------
                                           R. Thomas Kidd
                                           Chief Executive Officer


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